UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 18, 2002


                             SUMMIT LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Oklahoma
                 (State or other jurisdiction of incorporation)



             000-25253                                   73-1448244
             ---------                                   ----------
       (Commission File Number)             (I.R.S. Employer Identification No.)



  3201 Epperly Dr., Oklahoma City, OK                      73155
  -----------------------------------                      -----
(Address of principal executive offices)                 (Zip Code)



                                 (405) 677-0781
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other events

         On March 18, 2002, the Company issued a press release announcing its fourth quarter results for the year 2001. A copy of the referenced press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.  The following document is filed as part of this Report:
         --------

         99.1     Press Release dated March 18, 2002.






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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUMMIT LIFE CORPORATION
                                         (Registrant)


Date:    March 18, 2002                BY:  /s/ James L. Smith
                                           -------------------------------------
                                            James L. Smith
                                            Chairman and Chief Executive Officer



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

                                INDEX TO EXHIBITS


                                                                     Appears at
                                                                    Sequentially
      Exhibit                                                         Numbered
      Number               Description                                   Page
      -------              -----------                              ------------
       99.1       Press Release dated March 18, 2002                      5







                                       4